UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 26, 2004

Building Materials Holding Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-23135 (Commission File Number)	91-1834269 (IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250
SAN FRANCISCO, CA 94111-4167
(Address of principal executive offices) (Zip Code)

(415) 627-9100
(Registrant’s telephone number, including area code)

Item 2.02	Results of Operations and Financial Condition
Exhibit 99.1	Building Materials Holding Corporation earnings release dated October 26, 2004

        On October 26, 2004, we issued an earnings release announcing our third quarter 2004 financial results. A copy of our earnings release is attached as Exhibit 99.1. Also, executive management will discuss the third quarter earnings during an audio webcast and conference call today, October 26, 2004, at 9 a.m. Pacific Time. To access the audio webcast or conference call, please refer to our website at www.bmhc.com.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated as of October 26, 2004

Building Materials Holding Corporation /s/ William M. Smartt William M. Smartt Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Building Materials Holding Corporation earnings release dated October 26, 2004